ONCOTELIC THERAPEUTICS

A TGF-beta Company

Anthony E. Maida, III, Ph.D., MA, MBA, BA, BA
Chief Clinical Officer – Translational Medicine
Oncotelic Therapeutics, Inc.

01/26/22

Management Team

- Vuong Trieu, PhD (CEO). Dr. Trieu, an expert in pharmaceutical development, currently serves as CEO/Chairman of Oncotelic Inc.. Previously he was President and CEO of Igdrasol- developer of 2nd generation Abraxane- Cynviloq. Igdrasol merged with Sorrento Therapeutics, he became CSO and Board Director. Cynviloq was acquired by NantPharma for 1.3B. He is one of the inventor of Abraxane- which was acquired by Celgene for 2.3B.
- Anthony E. Maida III, PhD, MA, MBA, Chief Clinical Officer – Translational Medicine Dr. Maida, an expert in immuno-oncology, served prior as Vice President, Clinical Research, Northwest Biotherapeutics, Inc. and General Manager, Oncology, World-wide at PharmaNet, Inc. Dr. Maida's focus is the conduct of clinical trials in immuno-oncology in various solid tumors. He is a member of AACR, ASCO, SNO, ACS and SITC. Dr. Maida has been in the development of various immunotherapies for over 30 years.
- Saran Saund (CBO). Mr. Saund is has been founder, CEO and GM at startups and public companies. His track record includes senior leadership roles at companies that were acquired by leaders such as Marvell (MRVL) and Qualcomm (QCOM). His startup Cybercash (CYCH) had a successful IPO on NASDAQ.
- Amit Shah (CFO). Mr. Shah has served as a senior financial officer for a number of life science companies, including Chief Financial Officer at Marina Biotech, Inc., a publicly traded biotechnology company (2017 to 2018)


Abraxane
Nab-Paclitaxel
100 mg

ONCOTELIC THERAPEUTICS

Pipeline (Oncology and Virology)

Discovery	Preclinical	Phase 1	Phase 2	Phase 3
Biologic- ASO				
OT-101 + IL-2/ nonJV	Solid Tumors	ABio/ Clinigen		
OT-101	DIPG	RPD/Approval on Ph2		
OT-101 + Pembro	MPM	Lung Cancer/ Merck		
OT-101+Abx	Pancreatic Cancer			
OT-101 + TMZ	Glioblastoma			
OT-101	COVID			
OT-101	COVID/Flu	Post Infection Damages		
Small Molecules				
CA4P + Pembro	Pediatric Melanoma	RPD/ Approval on Ph2		
CA4P + Pembro	Melanoma			
Oxi4503 + Cytarabine	Pediatric AML	RPD/ Approval on Ph2		
Oxi4503 + Cytarabine	AML			
Artemisinin/ SR	COVID			

ONCOTELIC THERAPEUTICS

ONCOTELIC THERAPEUTICS

OT-101/ Trabedersen

WWW.ONCOTELIC.COM

A Brief Review of TGF-β2

- A pleiotropic and promiscuous immune modulator
- One of three (3) isomers, TGF-β1, TGF-β2 , TGF-β3
- A homodimeric cytokine 25kD that modulates, cell growth, differentiations, a potent immune suppressor, may act as a tumor promoter or tumor suppressor, induce EMT (epithelial to mesenchymal transition – the holy great of oncogenesis), can induce Foxp3 in precursor cell driving toward T regs, anti-viral properties, increase angiogenesis, profoundly impacts alveolar ion and ion and fluid transport by regulating the epithelial sodium channel (ENaC) activity thereby impairing alveolar fluid reabsorption particularly in ARDS resulting in pulmonary edema, as well as leading to remodeling and fibrosis,

ONCOTELIC THERAPEUTICS

Antisense as Next Generation Drugs

Attributes	Small Molecules	mAb	Antisense
Inception	1850s to present	1920s to present	**1990s to present**
Size	200-500	>150,000	**5,000 to 7,000**
Drug Discovery	Random screening	Focused screening	**Rationally designed**
Success Rate	Low-~5%	Moderate-~50%	**High-~90%**
Predictable PK	No	Yes	**Yes**
On Target Safety	Target Specific	Target Specific	**Target Specific**
Off Target Safety	Nonspecific Targets	Cross Reactivities	**Sequence Homology**
Risk Profile	High >50%	Moderate =< 40%	**Low ~1%**
Speed of Development	15-20 years	10-15 years	**1-5 yrs**
Manufacturing Cost	Low	High	**Low**
Amenable to Individual Therapy	No	No	**Yes**

OT-101: Drug Product- TGF-β2 Antisense.

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) targeting the human TGF-β2 messenger RNA
- Ready for registration trials--Over 200 patients treated across 6 clinical trials
- Strong Patent protection until 2037
- Orphan designation granted for three tumor indications in US & EU/ Rare Pediatric Designation in the US.
- Manufacturing process optimized and scaled up sufficient drug to treat over >5,000 patients
- **Clinical efficacy demonstrated in treatment failure patients- glioblastoma, pancreatic, melanoma**
- **Expected to improve tumor response to Keytruda and revenue to match that of Keytruda**
- The widespread interest in TGF-beta reflects the commercial opportunity for drugs that enable more people to respond to checkpoint inhibitors and evidence that the protein may be the key to unlocking those sales. In 2017, Roche shared bladder cancer data showing non-responders to its checkpoint inhibitor, Tecentriq, had high levels of TGF-beta. Roche followed up on that finding by linking the inhibition of TGF-beta in mice to increased Tecentriq efficacy. Since then data have been consistent that inhibition of TGF-beta would enhance immune checkpoint therapies


TGF-β2 protein coding sequence
0
1,000
2,000
3,000
4,000
5,000
5,882
Human TGF-β2 messenger RNA
1,369
2,613
1678
1695
Nucleotide sequence of trabedersen
5'-CGGCATGTCTATTTTGTA-3'

ONCOTELIC THERAPEUTICS

Clinical Efficacy: Glioblastoma

Treatment failure patients (recalcitrant to radiation, surgery, and chemo)

- Objective responses were observed among the 87 evaluable patients treated with OT-101:
- Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and 40 PD (45.9%)
- Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%)
- Best Objective Responses were confirmed with deeper tumor reduction.
- Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 36.9 mos, SD: 14.7 mos, and PD: 5.5mos.



▲ Tumor Volume
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
500
1000
1500
2000
2500
Days from Baseline
OT-101 CR
OT-101 PR
OT-101 SD
OT-101 PD



Percent survival
110
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
OS (months)
OT CR (N=5)
OT PR (N=14)
OT SD (N=28)
OT PD (N=40)

ONCOTELIC THERAPEUTICS

Clinical Efficacy: Pancreatic Cancer

Phase 2- treatment failure pts/ recalcitrant to Whipple and chemo

- **Patient 1006: CR as far out as 77 mos**
  - Surgery: Whipple's procedure
  - 1st line: 5-FU/LV, Dose 425 mg/m2
  - 2nd line: 5-FU/LV, Dose 2600 mg/m2/24hr
  - 3rd line: Gemcitabine, Dose 1000 mg/m2/week
  - OT-101- Liver mets/ Complete Response (Black Line)

- **Patient 1022: OS of 40 months**
  - Surgery: Whipple's procedure
  - 1st line: Radiation therapy (50 Gy)
  - 2nd line: 5FU
  - OT-101- Liver Mets/ Stable Disease (Blue Line)



Liver Mets
Liver+Other Mets
100
50
0
Percent survival
P=0.0077
0
10
20
30
40
50
60
70
80
OS (Months)
1022



2.5
2.0
1.5
1.0
0.5
0.0
Tumor Reduction
1
2
4
8
Visit
1004 / 11.1mos
1006 / 76.2 mos
1017 / 9.2 mos
1019 / 15.6 mos
1022 / 39.7 mos
1023 / 13.4 mos
1026 / 9.3 mos
1028 / 16.1 mos
1029 / 9.8 mos
1035 / 18.2 mos
1047 / 18.9 mos
+20%
-30%

1006

ONCOTELIC THERAPEUTICS

Clinical Efficacy: COVID

- Large surge in TGF-beta during active COVID infection
- An established role of TGF-beta in scarring and late stage post-COVID symptoms
- Strong in vitro activity against SARS-COV-2 on Vero cells
- OT-101 is in phase 2 clinical trial against COVID



Host-pathogen interactions
Stage I (early infection)
Mild infection
Stage II (pulmonary phase)
Moderate
Stage III (hyperinflammation phase)
Severe · Critical
Stage IV
Convalescent
Organizing pneumonia
Sequelae
Pulmonary fibrosis
Clinical manifestations
Fever, fatigue, myalgia/arthralgia, dry cough, headache, diarrea, anosmia, ageusia
Pneumonia
± Hypoxia
MAS
CSS
sHLH
Death
ARDS
Endothelial dysfunction
Coagulopathy
Sepsis/Shock
MODS
Post intensive care syndrome
Post-pulmonary embolism syndrome
Delayed pharmacological toxicity
Psychological effects
Innate immune response
Type I IFNs
NK cells
IL-1, IL-6, TNF-α, Ferritin, Macrophage
TGF-β
Th17
Adaptive immune response
Th1/Th17 response
Th1
Th17
IL-23/IL-17 Axis
GM-CSF
IgM antibodies
IgG antibodies
Prognostic markers
↓ Lym/WBC; ↑ CRP
↓ Lym; ↑ CRP, IL-6, Ferritin, LDH, D-D ± ↑ Neu count, NLR
?
Symptoms onset
5-7
10-14
~21 days
mo
yrs



a.
TGF-β1 (pg/ml)
150000
100000
50000
0
HC
1-10
11-20
21-30
31-40
41-50
Convalescent
Days from onset of symptoms

Mild	20	7	5	3	5	32
Moderate	14	22	32	30	10	
Severe	5	16	26	28	20	

ONCOTELIC THERAPEUTICS

A Double-Blind, Randomized, Placebo-Controlled, Multi-Center Study of OT-101 in Hospitalized COVID-19 Subjects

- Conducted in Peru and Argentina – 6 sites 3 in Peru and 3 in Argentina
- 20 Part 1 Patients and 12 Part 2 Patients, 2:1 Randomization
- Day 7 Mortality Rate of 4.5% vs 20% for Placebo for entire population in the trial
- Incidence of > 96% viral load knockdown
  - 89% vs OT-101 vs 67% for Placebo
- For those patients that expired MOS for OT-101 was 14 days vs 4 days on Placebo.
- The Company plans to continue the Phase II trial followed by a randomized Phare III clinical trial in the US, South America and potentially other countries.
- In terms of CRS, what did we need, no remarkable changes in circulating cytokine profiles including IL-6

* Cytokine elevation in sever and critical COVID-19: a rapid systematic review, meta analysis and comparison with other inflammatory, sydromes The Lancet, https//doi.org/10.1016/s2213-2600(20)30404-5

ONCOTELIC THERAPEUTICS

Future Plans

- Phase II Clinical Trial in Metastatic Pleural Mesothelioma (MPM), a combination of OT-101 with a checkpoint inhibitor
- Phase II Clinical Trial in NSCLC, combination study
- Phase II Clinical Trial in a Basket Study, high grade gliomas (HGG), Tumors of the midline brain and diffuse intrinsic pontine glioma (DIPG) checkpoint inhibitor to be delivered IV and OT-101 delivered via convection enhanced delivery (CED)
- Phase II Clinical Trial in CRC, again a combination study
- Phase II Clinical Trial in Pancreatic Cancer, combination study.
- Phase II Clinical Trial in Melanoma, combination study
- It is planned that all studies will include pre and post therapy biopsies investigating changes in the tumor microenvironment (biomarkers) including T cell infiltration, cytokine expression, functionality, phenotypic changes, MDSCs, T regs, RNAseq, immunohistochemistry, M1 and M2 Ø looking for agnostic marker for wide use and approval

ONCOTELIC THERAPEUTICS

Rationale for Immunotherapy Combination

- Data supportive of improved OS with higher innate immune reservoir -> supplement with boost to innate immune reservoir (Cytokine -> IL2, Cell supplement -> NK or CART or ADCC
- Patients exhibited variable dynamics in IL-8 levels whereby increases were observed during cycles 1 (days 2, 5), 2 (days 1, 2, 5) and 3 (day 5). R^2 squares were 0.8522 and 0.9895 and p values were 0.0011 and 0.0053 for pts treated subsequently with chemo and without chemo, respectively.
- Patients 1035 and 1047 showed marked increases early in cycle 1 and exceptional OS.
- D'Cruz OJ, Qazi S, Hwang L, Ng K, Trieu V. Impact of targeting transforming growth factor β-2 with antisense OT-101 on the cytokine and chemokine profile in patients with advanced pancreatic cancer. Onco Targets Ther. 2018;11:2779-2796. Published 2018 May 14. doi:10.2147/OTT.S161905


20
15
10
5
0
-5
OS (Months)
-4
-2
0
2
4
IL-8 (Max day2-Max day5)
OS (months) w/ Chemo
OS (months) w/o Chemo

ONCOTELIC THERAPEUTICS

OT-101 Biomarker Program

- This is a combination of mesothelioma, lung, pancreatic, melanoma, DIPG, and GPM clinical trials in collaboration with Merck combining Keytruda with OT-101.
- Tumor biopsy previous to treatment and post treatment will be used to generate predictive biomarkers for tumor response as well as prognostic PD biomarkers.
- The objectives for the exploratory biomarker program are as follow:
- To determine whether TGF-β inhibition combined with PD-1 blockade will increase T cell infiltration, clonality and IFN-λ signatures in some tumors; and, the increased T cell infiltration, clonality (CD4, CD8 and Tregs) and IFN-λ signatures correlate with the reduced TBRS.
- To determine if pretreatment TBRS signature is predictive of improved efficacy per ORR, DOR, and 6-month and 12-month Overall Survival (OS), and progression free survival (PFS). Laboratory correlative analyses will determine whether treatment with OT-101 and pembrolizumab induces changes including the Tumor Micro Environment, TBRS, T cell infiltration and clonality, IFN-β signature and fibrosis score. Assays to be employed will include Multiplex IHC analysis along with Adaptive TCR ImmunoSeq Gene expression profiling (GEP) with RNA expression using NanoString nCounter® assays, including for changes in TGF-β (using the Tumor Signaling 360 panel).

Sequence of events



Positive clinical outcome
Illumina Panel for blood biomarker
NanoString nCounter® assays (I/O and Fibrosis Panels)
Transcriptome Analysis
Spatial IHC
Deep sequencing

Positive finding on blood and Nanostring Panel

ONCOTELIC THERAPEUTICS

Ni, Y., Soliman, A., Joehlin-Price, A. et al. High TGF-β signature predicts immunotherapy resistance in gynecologic cancer patients treated with immune checkpoint inhibition. Precis. Onc. 5, 101 (2021).



A
Nonresponder
Responder
Stable
Resp
DiseaseSite
ACVR1
APC
ARID4B
BCAR3
BMP2
BMPR1A
BMPR2
CDH1
CDK9
CDKN1C
CREBBP
CTNNB1
ENG
EP300
FKBP1A
FNTA
FURIN
HDAC1
HIPK2
ID1
ID2
ID3
IFNGR2
JUNB
KLF10
LEFTY2
LTBP2
MAP2K1
MAP3K7
MAPK3
NCOR2
NOG
PMEPA1
PPM1A
PPP1CA
PPP1R15A
RAB31
RHOA
SERPINE1
SKI
SKIL
SLC20A1
SMAD1
SMAD2
SMAD3
SMAD4
SMAD6
SMAD7
SMURF1
SMURF2
SPTBN1
TAB1
TGFB1
TGFB2
TGFB3
TGFBR1
TGFBR2
TGIF1
THBS1
TJP1
TRIM33
UBE2D3
WWTR1
XIAP
ZFYVE9
6
4
2
0
−2
−4
−6
Resp
Responder
Nonresponder
DiseaseSite
OV
Endo
Cerv
B
C
0: Non-responder
1: Responder
D
PFS Kaplan–Meier Curve based on TGFBScore
TGFBScore
High
Low
Survival probability
Log−rank
p = 0.046
Months
Number at risk
High 22 4 0 0 0
Low 24 9 5 1 1
E
OV PFS Kaplan–Meier Curve based on TGFBScore
Log−rank
p = 0.0012
Months
Number at risk
High 6 2 0 0 0 0
Low 7 6 3 3 2 1

A Heatmap of all 65 curated TGF-β pathway genes, sorted by responders and non-responders in each 3 disease types;

B Violin plot of top 6 individual genes (SLC20A1, XIAP, TGFBR1, BMPR2, FKBP1A, and SKIL) expression in TGF-β pathway between responders and non-responders;

C Violin plot of the TGF-β score generated using these 6 genes between responders and non-responders;

D Kaplan–Meier curves of PFS based on TGF-β score in the entire cohort;

E Kaplan–Meier curves of PFS based on TGF-β score in ovarian cancer patients. For panels D and E, the TGF-β score group “High” or “low” was defined by the median expression of the TGF-β score.

THERAPEUTICS